SONIC AUTOMOTIVE Updated July 30, 2026 Investor Presentation | Second Quarter 2026 EXHIBIT 99.2

NYSE SAH Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “project,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the potential impact of tariffs on new vehicle pricing, inventory levels, and consumer demand, our anticipated future new vehicle unit sales volume, revenues and profitability (including per unit data), our anticipated future used vehicle unit sales volume, revenues and profitability (including per unit data), future levels of consumer demand for new and used vehicles, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated future finance and insurance (“F&I”) gross profit, our anticipated expense reductions, targeted increases to our technician headcount, hybrid and electric vehicle trends and related GPU headwinds, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, EchoPark’s omnichannel strategy, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated growth and profitability of our Powersports Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, anticipated industry used vehicle supply, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, risks associated with tariffs, import product restrictions and foreign trade risks, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and fluctuations in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the other risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

NYSE SAH Sonic Automotive Company Overview • Our Franchised Dealerships Segment is a full-service automotive retail business with a diversified brand portfolio and multiple strategic growth levers • 107 locations - $12.9 billion in FY 2025 revenues • Our EchoPark Segment provides high growth potential in a highly fragmented pre-owned vehicle market • 18 locations - $2.1 billion in FY 2025 revenues • Our Powersports Segment represents an early-stage consolidation growth opportunity at attractive multiples • 20 locations** - $203 million in FY 2025 revenues • We believe our diversified business model provides balanced growth opportunities across our Franchised Dealerships, EchoPark and Powersports Segments that differentiates Sonic from other companies in the automotive retail space 3 Note: Location counts as of June 30, 2026. * Refer to appendix for calculation and reconciliation of Adjusted EPS (a non-GAAP measure). ** Includes Five Harley-Davidson Dealerships And One Authorized Retail Outlet Acquired In April 2026, Estimated To Generate $100 Million In Annualized Revenues. Actual results may differ. See “Forward-Looking Statements.” $12.4 $14.0 $14.4 $14.2 $15.2 $3.7 $3.9 $8.06 $2.23 $4.97 $6.18 $3.42 $(1.34) $1.79 $8.46 $9.61 $6.81 $5.60 $6.60 $2.19 $1.82 $- $5 $10 $15 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Total Revenues and Earnings Per Share Revenue (Billions) GAAP EPS Adjusted EPS* NYSE: SAH – A Fortune 300 Diversified Automotive Retailer

NYSE SAH Diversified Portfolio And Business Lines 4 Geographic Distribution TX 26% CA 25% CO 8% TN 7% FL 6% AL 5% NC 4% GA 4% ID 3% VA 2% MD 2% NV 2% All Others 6% Total Revenues By State Note: Percentages are percent of total for year ended December 31, 2025. 5% 34% 14% 43% 34% 7% 47% 16% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Category % of Total Revenue Franchised Brand % of Total Revenue BMW 20% Mercedes 11% Audi 5% Land Rover 5% Lexus 4% Porsche 4% Cadillac 3% Other Luxury (1) 3% Honda 9% Toyota 7% Other Import (2) 3% EchoPark 14% Non-Franchised 14% Chevrolet GMC Buick 5% Ford 4% Chrysler Dodge Jeep RAM 2% Powersports 1% Powersports (3) 1% Luxury 55% 19%Import Domestic 11% (1) Includes Jaguar, MINI, Polestar and Volvo (2) Includes Hyundai, Nissan, Subaru and Volkswagen (3) Includes Harley-Davidson, Kawasaki, BRP, Polaris, Honda, Suzuki, BMW Motorrad, Yamaha, Ducati, Triumph, and Indian Motorcycle Business Line MixBrand Distribution

NYSE SAH Strategic Focus – Franchised Dealerships Segment • Manage tariff impact on inventory and pricing strategy to maintain market share in challenging affordability environment • Focus on opportunities to emphasize growth in parts and service (Fixed Operations) and finance and insurance (F&I) revenues and gross profit • Actively manage new and used vehicle inventory across internal combustion (ICE), hybrid electric (HEV), and electric vehicles (BEV) to align with evolving consumer demand • Focus on controllable selling, general and administrative (SG&A) expenses to maintain structural improvement in SG&A leverage as a percent of gross profit (compared to high 70% range prior to 2020) • Opportunity to pursue accretive strategic acquisition opportunities to drive revenue growth and optimize our dealership network Franchised Dealerships Strategy $10.1 $11.5 $11.8 $11.9 $12.9 $3.1 $3.3 $530 $642 $448 $258 $316 $92 $71 $692 $839 $675 $526 $554 $154 $139 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Total Revenues, Segment Income*, and Adjusted EBITDA* Revenue (Billions) Segment Income* (Millions) Adjusted EBITDA* (Millions) * Refer to appendix for calculation and reconciliation of Segment Income, Adjusted EBITDA and Adjusted SG&A Expenses As % Of Gross Profit (non-GAAP measures). 5 1.5% 1.7% 2.0% 2.8% 3.3% 3.2% 3.7% 40.8% 40.2% 42.1% 45.2% 45.7% 44.0% 45.0% 16.0% 16.2% 19.5% 20.4% 20.1% 19.9% 20.7% 2.6% 2.0% 2.0% 2.0% 2.1% 1.8% 2.3% 60.9% 60.1% 65.6% 70.4% 71.2% 68.9% 71.7% 61.0% 59.9% 64.6% 70.9% 69.9% 68.3% 71.9% FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Reported and Adjusted SG&A Expenses as % of Gross Profit* Advertising* Compensation* Other* Rent* Adjusted SG&A Expenses* Reported SG&A Expenses

NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) 6 99.8 99.4 107.3 111.5 116.0 28.1 28.4 $49.9 $56.1 $57.9 $57.7 $59.9 $58.4 $61.0 $4,595 $6,591 $4,836 $3,382 $3,170 $3,391 $3,024 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Retail New Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit Unit Sales Volume (Thousands) Revenue Per Unit (Thousands) GPU 105.5 108.5 100.2 102.0 104.2 25.0 26.4 $27.5 $31.3 $30.4 $28.6 $29.6 $29.9 $30.8 $1,784 $1,607 $1,626 $1,473 $1,514 $1,583 $1,399 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Retail Used Vehicle Unit Sales Volume, Revenue, and Gross Profit Per Unit Unit Sales Volume (Thousands) Revenue Per Unit (Thousands) GPU Retail New And Used Vehicles • Tariffs continue to drive increases in new vehicle average sales price, creating consumer affordability challenges and pressure on new vehicle demand and GPU • The rate of new vehicle GPU normalization has continued to moderate, and we believe the "new normal" will remain higher than pre-pandemic levels, subject to tariff impact on inventory levels, pricing and demand (new vehicle gross margin percentage has already returned to pre-pandemic levels) • We believe used vehicle GPU may decline over time if we are able to drive higher retail used vehicle unit sales volume by supplementing our inventory levels as off-lease inventory supply begins to grow in 2026 and beyond • Strategic focus to return to selling at least 100 retail used vehicles per store per month, on average (represents approximately 25% improvement in retail used vehicle volume throughput per store) • As new and used vehicle sales volume continues to normalize from pandemic-induced lows, Fixed Operations gross profit and F&I gross profit should benefit from higher customer throughput and increased service demand Note: New and used vehicle GPU, sales volume, and F&I and fixed operations gross profit expectations and projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) 7 Fixed Operations And F&I • Increased technician headcount and focus on technician retention and productivity is expected to drive additional fixed operations revenues and gross profit growth • Fixed operations parts and labor cost inflation is generally passed along to customers, supporting stable fixed operations profit margins over time • Vehicle affordability challenges may drive consumers to choose to repair their current vehicle to extend its life rather than replace it with a newer vehicle, benefitting fixed operations revenues • F&I gross profit per unit increased over 60% from pre- pandemic to FY 2025, driven primarily by higher warranty contract penetration rates • We believe F&I GPU will remain structurally higher than pre-pandemic as a result of optimized F&I presentation, consumer preferences, lower product cost structure and higher average vehicle sale prices • Even in an elevated interest rate environment, finance contract penetration rates remain robust and are supported by manufacturer financing or lease incentives only available at franchised dealerships $2,160 $2,453 $2,403 $2,374 $2,596 $2,721 $2,697 77.6% 72.9% 71.2% 72.6% 72.8% 72.4% 73.7% 44.4% 49.4% 48.9% 48.0% 48.9% 50.2% 49.3% FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 F&I Gross Profit Per Unit and Product Penetration Rates F&I GPU Finance Contract Penetration Rate Warranty Penetration Rate Note: Fixed operations gross profit, fixed operations profit margin and F&I GPU are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $673 $787 $853 $909 $1,006 $249 $264 50.2% 49.5% 49.7% 50.4% 51.1% 51.3% 51.2% FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Fixed Operations Gross Profit and Gross Margin % Fixed Operations Gross Profit (Millions) Fixed Operations Gross Margin %

NYSE SAH Strategic Focus – Franchised Dealerships Segment (continued) Hybrid vs. Electric Vehicle Trends • Industry sales volume penetration rates for combined hybrid electric vehicles (HEV) and plug-in hybrid electric vehicles (PHEV) are nearly 4x the penetration rates for battery electric vehicles (BEV) and are trending upward, while BEV penetration rates are declining • FY 2025 hybrid new vehicle GPU was higher than internal combustion engine (ICE) new vehicle GPU in our import and domestic brands, and marginally lower in our luxury brands, driven by better consumer demand and relatively lower hybrid days’ supply vs. both ICE and BEV • BEV new vehicle GPU has lagged both hybrid and ICE vehicles as a result of higher inventory days’ supply, higher average prices, and consumer preference for hybrid electric vehicles, resulting in BEV sales negatively impacting total average new vehicle GPU by approximately $125 in YTD 2026 (representing GPU upside if future electrified vehicle production mix better aligns with demand) • Initial BEV repair and maintenance trends show lower frequency of service visits but higher gross profit per repair order vs. ICE vehicles, while hybrid vehicles create opportunity to service both types of power trains • Both BEV and hybrid electric vehicles typically have longer manufacturer warranty periods, which could extend our service customer retention period and drive future market share gains 21.9% 5.6% 0% 5% 10% 15% 20% 25% Ju n- 19 D ec -1 9 Ju n- 20 D ec -2 0 Ju n- 21 D ec -2 1 Ju n- 22 D ec -2 2 Ju n- 23 D ec -2 3 Ju n- 24 D ec -2 4 Ju n- 25 D ec -2 5 Ju n- 26 Hybrid Vehicle vs. EV Industry Sales Volume Penetration Hybrid (HEV/PHEV) Penetration % BEV Penetration % So ur ce : M or ga n St an le y R es ea rc h 8 100% Luxury Import Domestic Total Sonic FY 2025 Average New Vehicle Relative GPU by Power Train BEV Hybrid ICE Average New Vehicle GPU Note: Average new vehicle relative GPU by power train in the chart above is shown as a percentage of blended average GPU for each brand group and franchised dealerships segment total GPU, where 100% represents the blended average GPU for each brand group and the franchised dealerships segment total GPU. Note: Hybrid and electric vehicle trends and GPU upside are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

NYSE SAH Strategic Focus – EchoPark Segment • FY 2025 EchoPark Segment adjusted EBITDA* of $49.2 million, up 78% year-over-year • Expect to resume disciplined expansion of EchoPark footprint with 1 new location in Q4 2026 and 2-4 new locations in FY 2027 as used vehicle market conditions become more supportive of profitable growth • Long-term goal to reach 90% of the U.S. population • Below-market pricing and no-haggle, transparent guest experience expected to drive market share gains as brand awareness grows • Begin to invest in EchoPark brand marketing to drive consumer awareness and support new market expansion (expect $8-$12 million in incremental brand advertising expense in Q4 2026) • EchoPark maintains the #1 ranking in guest satisfaction among all major pre-owned vehicle retailers according to Reputation.com EchoPark Strategy * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: “EchoPark Operations” chart data includes currently operating stores and corporate/holding company results. “Closed Stores” chart data includes results from stores that are not currently in operation as of the date of this presentation. $(27.0) $(70.1) $(49.5) $32.5 $48.3 $16.0 $13.8 $(19.3) $(35.3) $(33.5) $(4.9) $0.9 $0.4 $0.1 $(120) $(80) $(40) $- $40 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 EchoPark Segment Adjusted EBITDA* (Millions) EchoPark Operations (with Holding Company) Closed Stores 203 111 164 268 313 310 363 77,835 64,107 73,676 69,053 67,636 16,742 19,601 - 200 400 600 800 1,000 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 M on th ly V ol um e Pe r S to re EchoPark Segment Retail Unit Sales Volume Average Monthly Unit Volume Per Store Used Retail Unit Sales Volume 9

NYSE SAH Strategic Focus – EchoPark Segment (continued) 10 • Maintain focus on optimizing vehicle sourcing and inventory mix, vehicle pricing and F&I product offerings to drive targeted levels of total GPU along with unit volume growth • Focus on maintaining positive retail used vehicle GPU throughout FY 2026 driven by fast inventory turns, expected stability in the spread between wholesale and retail prices, and a focus on sourcing more inventory from non-auction sources, which is expected to drive total GPU in the $3,100 to $3,300 range • Lower total GPU in Q2 2026 was due in part to a shift in the unit sales volume mix from incremental BEV and high-mileage used vehicle units, which typically generate lower F&I product penetration, negatively impacting total GPU • Used vehicle supply reached its lowest point in late 2025, due to lower levels of off-lease inventory as a result of declines in new vehicle industry sales volume and fewer lease originations since 2020 (see chart for supply trend of 3-year-old vehicles, which approximates the average age of vehicles in our inventory mix) • Beginning in 2026, gradual expansion of used vehicle supply and further normalization of used vehicle pricing should drive consumer demand and higher retail sales volume for EchoPark EchoPark Strategy $(46.3) $(105.4) $(83.0) $27.6 $49.2 $16.4 $13.9 $1,762 $2,657 $2,318 $3,029 $3,484 $3,747 $3,292 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 EchoPark Segment Adjusted EBITDA* and Total GPU (Used GPU + F&I GPU) Adjusted EBITDA* (Millions) Total GPU Source: J.D. Power Vehicle Age (0-5 Years) * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: F&I GPU growth, total GPU, used vehicle price and supply, and sales volume projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” 4.8 5.1 5.1 5.1 4.7 4.1 3.4 3.7 3.8 4.6 0 3 6 9 12 15 18 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E (In M ill io ns ) Used Vehicle Supply Trend For Units Up To Five Years In Age 1 2 3 4 5 Forecast

NYSE SAH 11 • Standardized operating playbooks and processes in existing stores to facilitate future organic and acquisition growth • Completed roll out of modernized inventory management and marketing strategy in FY 2025 • Manage expenses and inventory to mitigate effects of weaker seasonal demand in Q1 and Q4 while supporting higher seasonal demand in Q2 and Q3 • Beginning to realize synergies from network effect, driving gains in used vehicle volume, and F&I and cross-selling opportunities • Identify desirable acquisition opportunities at attractive valuations to grow this segment and reduce seasonal volatility • Acquired five Harley-Davidson dealerships in California, Florida, Georgia and North Carolina in April 2026 to diversify geographic footprint and seasonality while estimated to add $100 million in annualized revenues Powersports Strategy Note: Multiples are based on the most recent Haig Partners Report. Multiples are typically applied to a normalized dealership earnings before taxes. Luxury includes: BMW, Jaguar Land Rover, Lexus, Mercedes-Benz and Porsche Other Luxury includes: Audi, Cadillac and Volvo Import includes: Toyota, Honda, Subaru, Kia, Hyundai, VW Domestic includes: Buick, Chevrolet, Ford, GMC, Chrysler, Jeep, Dodge, RAM Strategic Focus – Powersports Segment * Refer to appendix for calculation and reconciliation of Adjusted EBITDA (a non-GAAP measure). Note: Gains in used vehicle volume and F&I, and expected annualized revenues from acquisitions are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $4.6 $10.8 $6.3 $11.5 $2.0 $10.1 $0.1 $(0.1) $4.9 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Powersports Segment Adjusted EBITDA* (Millions) Industry Demand Seasonally Weak In Q4 & Q1 Acquisition Multiple Franchise Type Low High High-Line Luxury 6.0x 10.0x Other Luxury 3.0x 5.0x Import 3.0x 8.5x Domestic 3.0x 4.5x Powersports 2.5x 4.5x

NYSE SAH Strategic Focus – Consolidated Company 12 • Expect to maintain strong balance sheet and free cash flows • Balanced capital allocation strategy prioritizes highest return opportunity • History of returning capital to shareholders via dividend and share repurchases • Quarterly dividend per share has grown 300% since FY 2019, current forward yield >1.5% • Reduced outstanding shares by 27% since FY 2019 • Sonic’s Board approved additional $500 million of share repurchase authorization in April 2026, resulting in $528 million of remaining share repurchase authorization as of June 30, 2026 • Net debt to adjusted EBITDA ratio* of 2.42 for the 12 months ended Q2 2026 is within our target leverage range Consolidated Company Strategy $399 $501 $374 $384 $306 $294 $703 $794 $846 $862 $702 $676 $- $200 $400 $600 $800 $1,000 Dec 2021 Dec 2022 Dec 2023 Dec 2024 Dec 2025 Jun 2026 $ In M ill io ns Strong Balance Sheet and Liquidity Cash and Floor Plan Deposit Balance Total Liquidity * Refer to appendix for calculation and reconciliation of Net Debt to Adjusted EBITDA Ratio (a non-GAAP measure). Note: Dividend yield is based on stock price as of July 28, 2026. Note: Balance sheet and free cash flow projections are estimates of future results. Actual results may differ. See “Forward-Looking Statements.” $1,019 $102 $75 $55 $440 $66 $298 $227 $204 $187 $150 $155 $93 $262 $178 $34 $82 $142 $18 $35 $40 $41 $49 $25 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 YTD Q2 2026 $ In M ill io ns Capital Allocation Trend Acquisitions Cap Ex Share Repurchases Dividends Note: Cap Ex represents total purchases of land, property and equipment from consolidated statements of cash flows included in Sonic’s Annual Report on Form 10-K for the applicable fiscal year.

NYSE SAH Sonic Automotive FY 2026 Outlook • Anticipate new vehicle GPU in the $2,850 to $3,000 per unit range for FY 2026 (previously $2,700 to $3,000) – second half of 2026 could be lower than first half of 2026 depending on tariff impact of new model year vehicle pricing, affordability, and consumer demand • Anticipate FY 2026 used vehicle GPU in the $1,350 to $1,450 per unit range, depending on flow through tariff impact on pricing, demand and volume • Expect mid single digit percentage growth in same store fixed operations gross profit for FY 2026 (customer pay growth expected to offset effects of potential lower warranty recall activity) • Expect F&I GPU in the $2,600 to $2,700 per unit range for FY 2026 • Expect FY 2026 adjusted SG&A expenses as a % of gross profit* in the low 70% range, including effects of EchoPark brand marketing investment • Anticipate FY 2026 effective income tax rate in the 28.0% to 29.0% range due to changes in corporate tax regulations • Expect adjusted EBITDA* between $35-$40 million, including effects of planned new store openings and brand marketing investment driving $8-$12 million in incremental advertising expense in Q4 2026 (previously $10-20 million beginning mid-2026) • Expect 12% to 15% increase in used retail unit sales volume for FY 2026 (previously high single digit percentage increase) and total GPU in the $3,100 to $3,300 per unit range for FY 2026 (previously $3,400 to $3,600 per unit) • Expect FY 2026 adjusted EBITDA* between $14-$17 million including recent acquisitions (majority in Q3 2026 due to seasonality and geographic footprint) • Acquired five Harley-Davidson dealerships in April 2026, expected to generate approximately $100 million in annualized revenues * Refer to appendix for calculation and reconciliation of Adjusted EBITDA and Adjusted SG&A Expenses as a % of Gross Profit (non-GAAP measures). Note: Above outlook is based on projections. Actual results may differ. See “Forward-Looking Statements.” Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 13 Please see the below guidance for our current expectations for FY 2026. Previously issued guidance shown in parentheses where applicable. Franchised Dealerships Segment EchoPark Segment Powersports Segment Consolidated

NYSE SAH Appendix: Financial Tables & Non-GAAP Reconciliations 14

NYSE SAH Definition of Non-GAAP Financial Measures 15 Adjusted Net Income is defined as GAAP net income, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Diluted Earnings Per Share (“Adjusted EPS”) is defined as Adjusted Net Income divided by diluted weighted-average common shares outstanding. Segment Income (Loss) is defined as segment income (loss) before taxes, less impairment charges. Adjusted Segment Income (Loss) is defined as Segment Income (Loss), excluding certain non- operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted Gross Profit is defined as GAAP gross profit, excluding certain non-operating charges that may affect the comparability of results from period to period. Adjusted SG&A Expenses is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Adjusted SG&A Expenses as a % of Gross Profit is defined as GAAP SG&A expenses, excluding certain non-operating charges and/or benefits that may affect the comparability of results from period to period, expressed as a percentage of adjusted gross profit. Adjusted EBITDA is defined as GAAP net income (loss), excluding the provision for income taxes, non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Segment Adjusted EBITDA and Segment Adjusted EBITDA Loss is defined as segment income (loss) before taxes, excluding non-floor plan interest expense, depreciation and amortization expense, stock-based compensation expense, and certain non-operating charges and/or benefits that may affect the comparability of results from period to period. Net Debt to Adjusted EBITDA Ratio is defined as long-term debt (including current portion), less cash and equivalents, less outstanding floor plan deposit balance, expressed as a ratio to Adjusted EBITDA. To supplement the Company’s financial data presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this presentation contains certain non- GAAP financial measures, such as adjusted net income, adjusted earnings per diluted share, segment income (loss), adjusted segment income (loss), adjusted SG&A expenses as a percentage of gross profit, adjusted EBITDA, adjusted EBITDA loss, and net debt to adjusted EBITDA ratio. The Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation. Management believes that these non-GAAP financial measures are important supplemental measures of performance which improve the comparability and transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results. Management also considers these non-GAAP financial measures when making financial, operating and strategic decisions. Financial data may also include certain forward-looking information that is not presented in accordance with GAAP. We believe that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made available without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as impairment charges, gain/loss on property dispositions, and/or non-recurring SG&A expenses. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided.

NYSE SAH GAAP Income Statement – Annual Trend – Consolidated 16 NM = Not MeaningfulNote: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts. FY 2025 Better / (Worse) % Change (In millions, except unit, per unit, and per share data) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Year-Over-Year Revenues: Retail new vehicles 7,047.4$ 6,507.5$ 6,304.6$ 5,622.6$ 4,993.4$ 8% Fleet new vehicles 101.5 95.3 92.2 99.4 124.6 NM Total new vehicles 7,148.9 6,602.8 6,396.8 5,722.0 5,118.0 8% Used vehicles 4,872.6 4,780.1 5,213.6 5,515.4 4,933.6 2% Wholesale vehicles 314.1 287.1 318.8 484.9 367.2 NM Total vehicles 12,335.6 11,670.0 11,929.2 11,722.3 10,418.8 6% Parts, service and collision repair 2,019.1 1,846.5 1,759.5 1,599.7 1,340.4 9% Finance, insurance and other, net ("F&I") 798.9 707.8 683.7 679.1 637.2 13% Total revenues 15,153.6 14,224.3 14,372.4 14,001.1 12,396.4 7% Gross profit: Retail new vehicles 383.3 388.4 535.4 662.8 459.8 (1%) Fleet new vehicles 1.7 3.0 4.0 4.9 1.6 NM Total new vehicles 385.0 391.4 539.4 667.7 461.4 (2%) Used vehicles 181.1 170.7 151.2 180.8 133.0 6% Wholesale vehicles (11.2) (6.0) (2.6) (3.1) 9.6 NM Total vehicles 554.9 556.1 688.0 845.4 604.0 0% Parts, service and collision repair 1,029.1 928.9 874.0 792.5 673.1 11% Finance, insurance and other, net 798.9 707.8 683.7 679.1 637.2 13% Total gross profit 2,382.9 2,192.8 2,245.7 2,317.0 1,914.3 9% SG&A expenses (1,678.2) (1,577.0) (1,600.5) (1,555.1) (1,274.7) (6%) Impairment charges (173.8) (3.9) (79.3) (320.4) (0.1) NM Depreciation and amortization (163.4) (150.4) (142.3) (127.5) (101.1) (9%) Operating income (loss) 367.5 461.5 423.6 314.0 538.4 (20%) Interest expense, floor plan (84.7) (86.9) (67.2) (34.3) (16.7) 3% Interest expense, other, net (110.1) (118.0) (114.6) (89.9) (48.0) 7% Other income (expense), net 0.1 (0.5) 0.1 0.2 (15.5) NM Income (loss) from continuing operations before taxes 172.8 256.1 241.9 190.0 458.2 (33%) Income tax benefit (expense) (54.1) (40.1) (63.7) (101.5) (109.3) (35%) Net income (loss) from continuing operations 118.7$ 216.0$ 178.2$ 88.5$ 348.9$ (45%) Diluted weighted-average shares outstanding 34.7 35.0 35.9 39.7 43.3 1% Diluted earnings (loss) per share from continuing operations 3.42$ 6.18$ 4.97$ 2.23$ 8.06$ (45%) Unit sales volume: Retail new vehicles 121,124 115,694 112,110 101,168 99,943 5% Fleet new vehicles 1,991 1,805 2,000 2,115 3,543 10% Used vehicles 175,280 173,257 176,147 173,209 183,292 1% Wholesale vehicles 34,982 32,223 32,330 35,323 36,795 9% Gross profit per unit ("GPU"): Retail new vehicles 3,165$ 3,358$ 4,776$ 6,552$ 4,600$ (6%) Used vehicles 1,033$ 985$ 859$ 1,043$ 720$ 5% F&I 2,695$ 2,450$ 2,372$ 2,475$ 2,250$ 10%

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Consolidated 17 Note: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Balance sheet amounts are as of December 31 for the FY then ended. (In millions, except per share data) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Reported net income (loss) from continuing operations 118.7$ 216.0$ 178.2$ 88.5$ 348.9$ Adjustments: Impairment charges 173.8$ 3.9$ 79.3$ 320.4$ -$ Acquisition and disposition-related (gain) loss 5.6 (5.6) (20.7) (9.1) 1.2 Severance and long-term compensation charges - 5.5 5.1 4.4 6.5 Loss on debt extinguishment - - - - 15.6 Storm damage charges 5.0 8.3 1.9 - - Loss (gain) on exit of leased dealerships - (3.0) 4.3 - - Used vehicle inventory valuation adjustment - - 10.0 - - Closed store accrued expenses - 2.1 - - - Cyber insurance proceeds (40.0) (10.0) - - - Excess compensation related to CDK outage - 13.4 - - - Legal settlements 0.7 - - - - Total pre-tax adjustments 145.1 14.6 79.9 315.7 23.3 Tax effect of above items (39.9) (3.8) (19.9) (22.6) (5.9) Non-recurring tax items 5.3 (31.0) 5.8 - - Total net income effect of adjustments 110.5 (20.2) 65.8 293.1 17.4 Adjusted net income (loss) from continuing operations 229.2$ 195.8$ 244.0$ 381.6$ 366.3$ Diluted weighted-average shares outstanding 34.7 35.0 35.9 39.7 43.3 Adjusted diluted earnings (loss) per share from continuing operations 6.60$ 5.60$ 6.81$ 9.61$ 8.46$ Reported gross profit 2,382.9$ 2,192.8$ 2,245.7$ 2,317.0$ 1,914.3$ Excess compensation related to CDK outage - 2.0 - - - Adjusted gross profit 2,382.9$ 2,194.8$ 2,245.7$ 2,317.0$ 1,914.3$ Reported SG&A expenses (1,678.2)$ (1,577.0)$ (1,600.5)$ (1,555.1)$ (1,274.7)$ Acquisition and disposition-related (gain) loss 5.6 (5.6) (20.7) (9.1) 1.2 Severance and long-term compensation charges - 5.5 5.1 4.4 6.5 Storm damage charges 5.0 8.3 1.9 - - Loss (gain) on exit of leased dealerships - (3.0) 4.3 - - Closed store accrued expenses - 2.1 - - - Cyber insurance proceeds (40.0) (10.0) - - - Excess compensation related to CDK outage - 11.4 - - - Legal settlements 0.7 - - - - Adjusted SG&A expenses (1,706.9)$ (1,568.3)$ (1,609.9)$ (1,559.8)$ (1,267.0)$ Adjusted SG&A expenses as a percentage of gross profit 71.6% 71.5% 71.4% 67.3% 66.2%

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Consolidated 18 Note: Balance sheet amounts are as of December 31 for the FY then ended. Last twelve month (“LTM”) Q2 2026 balance sheet amounts are as of June 30, 2026. (In millions, except ratios) LTM Q2 2026 FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Reported net income (loss) 211.9$ 118.7$ 216.0$ 178.2$ 88.5$ 348.9$ Income tax (benefit) expense 97.9 54.1 40.1 63.7 101.5 109.3 Income (loss) before taxes 309.8 172.8 256.1 241.9 190.0 458.2 Non-floor plan interest 106.6 103.5 112.2 108.1 84.7 44.7 Depreciation and amortization 168.7 170.1 155.9 148.8 132.7 104.3 Stock-based compensation expense 22.7 23.1 21.3 23.3 16.0 15.0 Loss (gain) on exit of leased dealerships (3.6) - (3.0) 4.3 - - Impairment charges 0.4 173.8 3.9 79.3 320.4 0.1 Loss on debt extinguishment - - 0.6 - - 15.6 Severance and long-term compensation charges - - 5.6 5.1 4.4 8.0 Excess compensation related to CDK outage - - 13.4 - - - Acquisition and disposition-related (gain) loss (2.1) 5.6 (6.3) (20.4) (9.7) (0.4) Storm damage charges 1.2 5.0 8.3 1.9 - - Used vehicle inventory valuation adjustment - - - 10.0 - - Closed store accrued expenses - - 2.1 - - - Cyber insurance proceeds - (40.0) (10.0) - - - (Gain) loss on legal settlements 0.7 0.7 - - - - Adjusted EBITDA 604.4$ 614.6$ 560.1$ 602.3$ 738.5$ 645.5$ Long-term debt (including current portion) 1,758.7$ 1,615.4$ 1,588.0$ 1,676.6$ 1,751.7$ 1,561.2$ Cash and equivalents (19.2) (6.3) (44.0) (28.9) (229.2) (299.4) Floor plan deposit balance (275.0) (300.0) (340.0) (345.0) (272.0) (99.8) Net debt 1,464.5$ 1,309.1$ 1,204.0$ 1,302.7$ 1,250.5$ 1,162.0$ Net debt to adjusted EBITDA ratio 2.42 2.13 2.15 2.16 1.69 1.80 Long-term debt (including current portion) to adjusted EBITDA ratio 2.91 2.63 2.84 2.78 2.37 2.42

NYSE SAH GAAP Income Statement – Quarterly Trend – Consolidated 19 NM = Not MeaningfulNote: Earnings (loss) per share and gross profit per unit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions, except unit, per unit, and per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Revenues: Retail new vehicles 1,769.3$ 1,607.4$ 1,852.2$ 1,872.8$ 1,666.1$ 10% 6% Fleet new vehicles 24.8 20.7 24.1 26.0 29.4 NM NM Total new vehicles 1,794.1 1,628.1 1,876.3 1,898.8 1,695.5 10% 6% Used vehicles 1,329.7 1,269.6 1,213.8 1,253.1 1,180.7 5% 13% Wholesale vehicles 70.5 71.8 63.6 84.2 83.3 NM NM Total vehicles 3,194.3 2,969.5 3,153.7 3,236.1 2,959.5 8% 8% Parts, service and collision repair 530.2 516.6 515.3 533.9 495.6 3% 7% Finance, insurance and other, net ("F&I") 209.5 202.4 202.3 203.8 202.1 3% 4% Total revenues 3,934.0 3,688.5 3,871.3 3,973.8 3,657.2 7% 8% Gross profit: Retail new vehicles 91.4 84.5 97.3 97.4 99.2 8% (8%) Fleet new vehicles 0.5 0.4 0.7 - 0.5 NM NM Total new vehicles 91.9 84.9 98.0 97.4 99.7 8% (8%) Used vehicles 46.6 48.5 41.4 45.2 48.1 (4%) (3%) Wholesale vehicles (3.2) (1.6) (5.2) (3.3) (1.6) NM NM Total vehicles 135.3 131.8 134.2 139.3 146.2 3% (7%) Parts, service and collision repair 271.4 264.6 262.2 272.4 253.9 3% 7% Finance, insurance and other, net 209.5 202.4 202.3 203.8 202.1 3% 4% Total gross profit 616.2 598.8 598.7 615.5 602.2 3% 2% SG&A expenses (444.6) (427.0) (433.7) (451.6) (412.6) (4%) (8%) Impairment charges - (0.4) - - (172.4) NM NM Depreciation and amortization (40.0) (38.7) (41.8) (41.2) (40.5) (4%) 1% Operating income (loss) 131.6 132.7 123.2 122.7 (23.3) (1%) 665% Interest expense, floor plan (20.9) (19.4) (22.4) (23.9) (18.3) (8%) (14%) Interest expense, other, net (30.4) (28.3) (27.6) (27.5) (27.4) (7%) (11%) Other income (expense), net - 0.1 - (0.1) (0.1) NM NM Income (loss) before taxes 80.3 85.1 73.2 71.2 (69.1) (6%) 216% Income tax benefit (expense) (22.9) (24.3) (26.3) (24.4) 23.5 6% (197%) Net income (loss) 57.4$ 60.8$ 46.9$ 46.8$ (45.6)$ (6%) 226% Diluted weighted-average shares outstanding 32.1 34.0 34.4 35.1 34.1 6% 6% Diluted earnings (loss) per share 1.79$ 1.79$ 1.36$ 1.33$ (1.34)$ 0% 234% Unit sales volume: Retail new vehicles 30,178 26,954 30,485 32,086 29,478 12% 2% Fleet new vehicles 452 337 458 579 571 34% (21%) Used vehicles 47,362 46,493 43,784 44,167 42,512 2% 11% Wholesale vehicles 8,539 7,889 7,252 8,957 9,368 8% (9%) Gross profit per unit ("GPU"): Retail new vehicles 3,029$ 3,133$ 3,193$ 3,035$ 3,365$ (3%) (10%) Used vehicles 983$ 1,042$ 946$ 1,024$ 1,131$ (6%) (13%) F&I 2,702$ 2,756$ 2,724$ 2,673$ 2,807$ (2%) (4%)

NYSE SAH Non-GAAP Reconciliation – Quarterly Trend – Consolidated 20 NM = Not MeaningfulNote: Earnings (loss) per share and SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions, except per share data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Reported net income (loss) 57.4$ 60.8$ 46.9$ 46.8$ (45.6)$ (6%) 226% Adjustments: Impairment charges -$ 0.4$ -$ -$ 172.4$ NM NM Acquisition and disposition-related (gain) loss - (5.1) - 3.0 1.6 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Cyber insurance proceeds - - - - (10.0) NM NM Legal settlements - - - 0.7 - NM NM Total pre-tax adjustments 1.2 (8.3) - 3.7 168.1 NM NM Tax effect of above items (0.3) 2.4 - (1.0) (46.3) NM NM Non-recurring tax items - - 5.3 - - NM NM Total net income effect of adjustments 0.9 (5.9) 5.3 2.7 121.8 NM NM Adjusted net income (loss) 58.3$ 54.9$ 52.2$ 49.5$ 76.2$ 6% (24%) Diluted weighted-average shares outstanding 32.1 34.0 34.4 35.1 34.8 6% 8% Adjusted diluted earnings (loss) per share 1.82$ 1.62$ 1.52$ 1.41$ 2.19$ 12% (17%) Reported gross profit 616.2$ 598.8$ 598.7$ 615.5$ 602.2$ 3% 2% Reported SG&A expenses (444.6)$ (427.0)$ (433.7)$ (451.6)$ (412.6)$ (4%) (8%) Acquisition and disposition-related (gain) loss - (5.1) - 3.0 1.6 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Cyber insurance proceeds - - - - (10.0) NM NM Legal settlements - - - 0.7 - NM NM Adjusted SG&A expenses (443.4)$ (435.7)$ (433.7)$ (447.9)$ (416.9)$ (2%) (6%) Adjusted SG&A expenses as a percentage of gross profit 72.0% 72.8% 72.4% 72.8% 69.2% 80 bps (280) bps Reported net income (loss) 57.4$ 60.8$ 46.9$ 46.8$ (45.6)$ (6%) 226% Income tax (benefit) expense 22.9 24.3 26.3 24.4 (23.5) NM NM Income (loss) before taxes 80.3 85.1 73.2 71.2 (69.1) (6%) 216% Non-floor plan interest 28.4 26.6 25.8 25.8 25.8 NM NM Depreciation and amortization 41.9 40.2 43.7 42.9 42.2 NM NM Stock-based compensation expense 5.9 5.2 5.8 5.8 5.7 NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Impairment charges - 0.4 - - 172.4 NM NM Acquisition and disposition-related (gain) loss - (5.1) - 3.0 1.6 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Cyber insurance proceeds - - - - (10.0) NM NM Loss (gain) on legal settlements - - - 0.7 - NM NM Adjusted EBITDA 157.7$ 148.8$ 148.5$ 149.4$ 172.7$ 6% (9%)

NYSE SAH GAAP Income Statement – Annual Trend – Franchised Dealerships Segment 21 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. FY 2025 Better / (Worse) % Change (In millions, except unit and per unit data) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Year-Over-Year Revenues: Retail new vehicles 6,941.9$ 6,425.5$ 6,215.0$ 5,581.6$ 4,984.4$ 8% Fleet new vehicles 101.5 95.3 92.2 99.4 124.6 NM Total new vehicles 7,043.4 6,520.8 6,307.2 5,681.0 5,109.0 8% Used vehicles 3,087.0 2,919.8 3,050.3 3,391.5 2,901.0 6% Wholesale vehicles 207.0 188.9 204.5 314.0 257.2 NM Total vehicles 10,337.4 9,629.5 9,562.0 9,386.5 8,267.2 7% Parts, service and collision repair 1,970.2 1,802.9 1,714.2 1,588.0 1,340.4 9% Finance, insurance and other, net ("F&I") 571.5 506.8 498.6 510.1 443.5 13% Total revenues 12,879.1 11,939.2 11,774.8 11,484.6 10,051.1 8% Gross profit: Retail new vehicles 367.6 376.9 518.7 655.3 458.8 (2%) Fleet new vehicles 1.7 3.0 4.0 4.9 1.5 NM Total new vehicles 369.3 379.9 522.7 660.2 460.3 (3%) Used vehicles 157.8 150.2 162.9 174.5 188.1 5% Wholesale vehicles (9.3) (4.6) (3.3) (6.4) 0.6 NM Total vehicles 517.8 525.5 682.3 828.3 649.0 (1%) Parts, service and collision repair 1,005.9 908.9 852.7 786.7 673.1 11% Finance, insurance and other, net 571.5 506.8 498.6 510.1 443.5 13% Total gross profit 2,095.2 1,941.2 2,033.6 2,125.1 1,765.6 8% SG&A expenses (1,463.6) (1,375.4) (1,314.6) (1,273.0) (1,076.9) (6%) Impairment charges (165.9) (1.2) (1.0) (115.5) - NM Depreciation and amortization (137.7) (124.4) (112.3) (101.8) (84.8) (11%) Operating income (loss) 328.0 440.2 605.7 634.8 603.9 (26%) Interest expense, floor plan (72.0) (70.6) (49.2) (23.6) (11.8) (2%) Interest expense, other, net (105.9) (112.7) (109.7) (85.1) (46.3) 6% Other income (expense), net 0.1 (0.5) 0.2 - (15.5) NM Income (loss) before taxes 150.2$ 256.4$ 447.0$ 526.1$ 530.3$ (41%) Unit sales volume: Retail new vehicles 115,981 111,450 107,257 99,424 99,815 4% Fleet new vehicles 1,991 1,805 2,000 2,115 3,543 10% Used vehicles 104,202 101,976 100,210 108,512 105,457 2% Wholesale vehicles 22,868 21,018 20,602 24,052 25,128 9% Gross profit per unit ("GPU"): Retail new vehicles 3,170$ 3,382$ 4,836$ 6,591$ 4,595$ (6%) Used vehicles 1,514$ 1,473$ 1,626$ 1,607$ 1,784$ 3% F&I 2,596$ 2,374$ 2,403$ 2,453$ 2,160$ 9%

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Franchised Dealerships Segment 22 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Reported income (loss) before taxes 150.2$ 256.4$ 447.0$ 526.1$ 530.3$ Impairment charges 165.9 1.2 1.0 115.5 - Segment income (loss) 316.1$ 257.6$ 448.0$ 641.6$ 530.3$ Acquisition and disposition-related (gain) loss 5.5 (3.5) (20.9) (9.1) 1.2 Long-term compensation charges - 2.2 - 4.4 - Loss on debt extinguishment - - - - 15.6 Storm damage charges 5.0 8.3 1.9 - - Excess compensation related to CDK outage - 13.0 - - - Cyber insurance proceeds (40.0) (10.0) - - - Legal settlements 0.7 - - - - Adjusted segment income (loss) 287.3$ 267.6$ 429.0$ 636.9$ 547.1$ Reported gross profit 2,095.2$ 1,941.2$ 2,033.6$ 2,125.1$ 1,765.6$ Excess compensation related to CDK outage - 2.0 - - - Adjusted gross profit 2,095.2$ 1,943.2$ 2,033.6$ 2,125.1$ 1,765.6$ Reported SG&A expenses (1,463.6)$ (1,375.4)$ (1,314.6)$ (1,273.0)$ (1,076.9)$ Acquisition and disposition-related (gain) loss 5.5 (3.5) (20.9) (9.1) 1.2 Long-term compensation charges - 2.2 - 4.4 - Storm damage charges 5.0 8.3 1.9 - - Excess compensation related to CDK outage - 11.0 - - - Cyber insurance proceeds (40.0) (10.0) - - - Legal settlements 0.7 - - - - Adjusted SG&A expenses (1,492.4)$ (1,367.4)$ (1,333.6)$ (1,277.7)$ (1,075.7)$ Adjusted SG&A expenses as a percentage of gross profit 71.2% 70.4% 65.6% 60.1% 60.9% Income (loss) before taxes 150.2 256.4 447.0 526.1 530.3 Non-floor plan interest 99.1 107.0 103.2 80.0 43.0 Depreciation and amortization 144.4 130.0 118.8 107.0 87.9 Stock-based compensation expense 23.1 21.3 23.3 16.0 15.0 Impairment charges 165.9 1.2 1.0 115.5 - Loss on debt extinguishment - 0.6 - - 15.6 Severance and long-term compensation charges - 2.2 - 4.4 - Excess compensation related to CDK outage - 13.0 - - - Acquisition and disposition-related (gain) loss 5.5 (3.8) (20.7) (9.7) - Storm damage charges 5.0 8.3 1.9 - - Cyber insurance proceeds (40.0) (10.0) - - - Loss (gain) on legal settlements 0.7 - - - - Adjusted EBITDA 553.9$ 526.2$ 674.5$ 839.3$ 691.8$

NYSE SAH GAAP Income Statement – Quarterly Trend – Franchised Dealerships Segment 23 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Revenues: Retail new vehicles 1,731.4$ 1,585.2$ 1,831.8$ 1,834.0$ 1,639.1$ 9% 6% Fleet new vehicles 24.8 20.7 24.0 26.0 29.5 NM NM Total new vehicles 1,756.2 1,605.9 1,855.8 1,860.0 1,668.6 9% 5% Used vehicles 814.3 768.7 799.7 796.7 744.9 6% 9% Wholesale vehicles 43.7 43.9 41.8 52.8 57.8 NM NM Total vehicles 2,614.2 2,418.5 2,697.3 2,709.5 2,471.3 8% 6% Parts, service and collision repair 515.5 509.3 507.8 510.1 484.9 1% 6% Finance, insurance and other, net ("F&I") 147.9 139.3 149.1 147.6 144.3 6% 2% Total revenues 3,277.6 3,067.1 3,354.2 3,367.2 3,100.5 7% 6% Gross profit: Retail new vehicles 85.9 81.2 94.3 91.3 95.2 6% (10%) Fleet new vehicles 0.4 0.4 0.7 - 0.6 NM NM Total new vehicles 86.3 81.6 95.0 91.3 95.8 6% (10%) Used vehicles 37.0 40.5 38.1 40.4 39.5 (9%) (6%) Wholesale vehicles (2.9) (1.8) (4.9) (2.9) (0.9) NM NM Total vehicles 120.4 120.3 128.2 128.8 134.4 0% (10%) Parts, service and collision repair 263.8 261.1 258.5 261.3 248.9 1% 6% Finance, insurance and other, net 147.9 139.3 149.1 147.6 144.3 6% 2% Total gross profit 532.1 520.7 535.8 537.7 527.6 2% 1% SG&A expenses (382.9) (374.4) (382.4) (395.1) (360.2) (2%) (6%) Impairment charges - (0.4) - - (165.9) NM NM Depreciation and amortization (31.9) (31.7) (35.6) (34.6) (34.1) (1%) 6% Operating income (loss) 117.3 114.2 117.8 108.0 (32.6) 3% 460% Interest expense, floor plan (17.3) (16.0) (19.6) (20.7) (15.3) (8%) (13%) Interest expense, other, net (29.2) (27.3) (26.5) (26.4) (26.3) (7%) (11%) Other income (expense), net (0.1) 0.1 - (0.1) (0.1) NM NM Income (loss) before taxes 70.7$ 71.0$ 71.7$ 60.8$ (74.3)$ 0% 195% Unit sales volume: Retail new vehicles 28,403 25,830 29,400 30,415 28,084 10% 1% Fleet new vehicles 452 337 458 579 571 34% (21%) Used vehicles 26,444 26,335 27,401 26,407 24,953 0% 6% Wholesale vehicles 5,001 4,713 4,811 5,649 6,213 6% (20%) Gross profit per unit ("GPU"): Retail new vehicles 3,024$ 3,144$ 3,209$ 3,001$ 3,391$ (4%) (11%) Used vehicles 1,399$ 1,539$ 1,389$ 1,528$ 1,583$ (9%) (12%) F&I 2,697$ 2,670$ 2,624$ 2,597$ 2,721$ 1% (1%)

NYSE SAH Non-GAAP Reconciliation – Quarterly Trend – Franchised Dealerships Segment 24 NM = Not MeaningfulNote: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Reported income (loss) before taxes 70.7$ 71.0$ 71.7$ 60.8$ (74.3)$ 0% 195% Impairment charges - 0.4 - - 165.9 NM NM Segment income (loss) 70.7$ 71.4$ 71.7$ 60.8$ 91.6$ (1%) (23%) Acquisition and disposition-related (gain) loss - (5.1) - 2.8 2.4 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Cyber insurance proceeds - - - - (10.0) NM NM Legal settlements - - - 0.7 - NM NM Adjusted segment income (loss) 71.9$ 66.3$ 71.7$ 64.3$ 88.1$ 9% (18%) Reported gross profit 532.1$ 520.7$ 535.8$ 537.7$ 527.6$ 2% 1% Reported SG&A expenses (382.9)$ (374.4)$ (382.4)$ (395.1)$ (360.2)$ (2%) (6%) Acquisition and disposition-related (gain) loss - (5.1) - 2.8 2.4 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Cyber insurance proceeds - - - - (10.0) NM NM Legal settlements - - - 0.7 - NM NM Adjusted SG&A expenses (381.7)$ (379.5)$ (382.4)$ (391.6)$ (363.7)$ (1%) (5%) Adjusted SG&A expenses as a percentage of gross profit 71.7% 72.9% 71.4% 72.8% 68.9% 120 bps (280) bps Income (loss) before taxes 70.7$ 71.0$ 71.7$ 60.8$ (74.3)$ 0% 195% Non-floor plan interest 27.3 25.6 24.8 24.7 24.7 NM NM Depreciation and amortization 33.7 33.3 37.4 36.3 35.8 NM NM Stock-based compensation expense 5.9 5.2 5.8 5.8 5.7 NM NM Impairment charges - 0.4 - - 165.9 NM NM Acquisition and disposition-related (gain) loss - (5.1) - 2.8 2.4 NM NM Storm damage charges 1.2 - - - 4.1 NM NM Cyber insurance proceeds - - - - (10.0) NM NM Loss (gain) on legal settlements - - - 0.7 - NM NM Adjusted EBITDA 138.8$ 130.4$ 139.7$ 131.1$ 154.3$ 6% (10%)

NYSE SAH GAAP Income Statement – Annual Trend – EchoPark Segment 25 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. FY 2025 Better / (Worse) % Change (In millions, except unit, per unit, and per share data) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Year-Over-Year Revenues: Total new vehicles -$ -$ 1.0$ 9.2$ 9.0$ 0% Used vehicles 1,747.8 1,838.0 2,143.8 2,116.8 2,032.6 (5%) Wholesale vehicles 104.6 95.8 168.1 209.9 82.4 NM Total vehicles 1,852.4 1,933.8 2,312.9 2,335.9 2,124.0 (4%) Finance, insurance and other, net ("F&I") 219.2 194.0 177.9 166.4 193.7 13% Total revenues 2,071.6 2,127.8 2,434.4 2,463.0 2,345.3 (3%) Gross profit: Total new vehicles - - 0.1 1.1 1.1 0% Used vehicles 16.5 15.2 (17.1) 4.4 (55.2) 8% Wholesale vehicles (1.8) (1.3) 1.9 2.4 7.3 NM Total vehicles 14.7 13.9 (15.1) 7.9 (46.8) 6% Finance, insurance and other, net 219.2 194.0 177.9 166.4 193.7 13% Total gross profit 233.9 207.9 161.8 175.1 148.8 13% SG&A expenses (172.8) (165.7) (247.0) (269.9) (197.8) (4%) Impairment charges (0.2) (2.7) (78.3) (204.9) (0.1) NM Depreciation and amortization (20.4) (21.8) (26.6) (24.6) (16.3) 6% Operating income (loss) 40.5 17.7 (190.1) (324.3) (65.4) 128% Interest expense, floor plan (11.1) (14.2) (17.4) (10.6) (5.0) 22% Interest expense, other, net (1.5) (2.7) (3.2) (3.9) (1.7) 46% Other income (expense), net - - (0.1) - - NM Income (loss) before taxes 27.9$ 0.8$ (210.8)$ (338.8)$ (72.1)$ 3383% Unit sales volume: Retail new vehicles - - 11 152 128 0% Used vehicles 67,636 69,053 73,676 64,107 77,835 (2%) Wholesale vehicles 11,836 11,059 11,512 11,236 11,667 7% Gross profit per unit ("GPU"): Retail new vehicles N/A N/A 6,934$ 7,510$ 8,303$ NM Total used vehicle and F&I 3,484$ 3,029$ 2,183$ 2,657$ 1,762$ 15%

NYSE SAH Non-GAAP Reconciliation – Annual Trend – EchoPark Segment 26 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2025 FY 2024 FY 2023 FY 2022 FY 2021 Reported income (loss) before taxes 27.9$ 0.8$ (210.8)$ (338.8)$ (72.1)$ Impairment charges 0.2 2.7 78.3 204.9 0.1 Segment income (loss) 28.1$ 3.5$ (132.5)$ (133.9)$ (72.0)$ Acquisition and disposition-related (gain) loss (0.9) (2.1) 0.3 - - Severance and long-term compensation charges - 2.8 5.1 - 6.5 Loss (gain) on exit of leased dealerships - (3.0) 4.3 - - Used vehicle inventory valuation adjustment - - 10.0 - - Excess compensation related to CDK outage - 0.4 - - - Closed store accrued expenses - 2.1 - - - Adjusted segment income (loss) 27.2$ 3.7$ (112.8)$ (133.9)$ (65.5)$ Reported gross profit 233.9$ 207.9$ 161.8$ 175.1$ 148.8$ Used vehicle inventory valuation adjustment - - 10.0 - - Adjusted gross profit 233.9$ 207.9$ 171.8$ 175.1$ 148.8$ Reported SG&A expenses (172.8)$ (165.7)$ (247.0)$ (269.9)$ (197.8)$ Acquisition and disposition-related (gain) loss (0.9) (2.1) 0.3 - - Severance and long-term compensation charges - 2.8 5.1 - 6.5 Loss (gain) on exit of leased dealerships - (3.0) 4.3 - - Excess compensation related to CDK outage - 0.4 - - - Closed store accrued expenses - 2.1 - - - Adjusted SG&A expenses (173.7)$ (165.5)$ (237.3)$ (269.9)$ (191.3)$ Adjusted SG&A expenses as a percentage of gross profit 74.2% 79.6% 138.2% 154.1% 128.6% Income (loss) before taxes 27.9$ 0.8$ (210.8)$ (338.8)$ (72.1)$ Non-floor plan interest 1.6 2.6 3.2 3.7 1.7 Depreciation and amortization 20.4 21.6 26.6 24.8 16.4 Loss (gain) on exit of leased dealerships - (3.0) 4.3 - - Impairment charges 0.2 2.7 78.3 204.9 0.1 Severance and long-term compensation charges - 2.9 5.1 - 8.0 Excess compensation related to CDK outage - 0.4 - - - Acquisition and disposition-related (gain) loss (0.9) (2.5) 0.3 - (0.4) Closed store accrued expenses - 2.1 - - - Used vehicle inventory valuation adjustment - - 10.0 - - Adjusted EBITDA 49.2$ 27.6$ (83.0)$ (105.4)$ (46.3)$ Adjusted EBITDA - Closed Stores 0.9$ (4.9)$ (33.5)$ (35.3)$ (19.3)$ Adjusted EBITDA - EchoPark Operations (with Holding Company) 48.3 32.5 (49.5) (70.1) (27.0) Adjusted EBITDA - Total EchoPark Segment 49.2$ 27.6$ (83.0)$ (105.4)$ (46.3)$

NYSE SAH GAAP Income Statement – Quarterly Trend – EchoPark Segment 27 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Revenues: Used vehicles 499.0$ 491.8$ 407.5$ 439.2$ 427.4$ 1% 17% Wholesale vehicles 25.8 27.3 21.5 30.4 25.4 NM NM Total vehicles 524.8 519.1 429.0 469.6 452.8 1% 16% Finance, insurance and other, net ("F&I") 58.1 61.4 51.7 52.9 55.8 (5%) 4% Total revenues 582.9 580.5 480.7 522.5 508.6 0% 15% Gross profit: Used vehicles 6.4 6.3 2.1 2.0 6.9 1% (7%) Wholesale vehicles (0.2) 0.2 (0.3) (0.5) (0.6) NM NM Total vehicles 6.2 6.5 1.8 1.5 6.3 (6%) (2%) Finance, insurance and other, net 58.1 61.4 51.7 52.9 55.8 (5%) 4% Total gross profit 64.3 67.9 53.5 54.4 62.1 (5%) 4% SG&A expenses (47.3) (42.7) (42.2) (43.5) (42.2) (11%) (12%) Impairment charges - - - - - NM NM Depreciation and amortization (6.3) (5.7) (4.9) (5.1) (5.2) (11%) (21%) Operating income (loss) 10.7 19.5 6.4 5.8 14.7 (45%) (27%) Interest expense, floor plan (3.2) (3.0) (2.5) (2.8) (2.6) (6%) (23%) Interest expense, other, net (0.3) (0.3) (0.3) (0.4) (0.4) 5% 25% Other income (expense), net - - - - - NM NM Income (loss) before taxes 7.2$ 16.2$ 3.6$ 2.6$ 11.7$ (55%) (38%) Unit sales volume: Used vehicles 19,601 19,326 15,743 16,353 16,742 1% 17% Wholesale vehicles 3,468 3,127 2,365 3,224 3,097 11% 12% Gross profit per unit ("GPU"): Total used vehicle and F&I 3,292$ 3,502$ 3,420$ 3,359$ 3,747$ (6%) (12%)

NYSE SAH Non-GAAP Reconciliation – Quarterly Trend – EchoPark Segment 28 NM = Not MeaningfulNote: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Reported income (loss) before taxes 7.2$ 16.2$ 3.6$ 2.6$ 11.7$ (55%) (38%) Impairment charges - - - - - NM NM Segment income (loss) 7.2$ 16.2$ 3.6$ 2.6$ 11.7$ (55%) (38%) Acquisition and disposition-related (gain) loss - - - 0.1 (0.8) NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Adjusted segment income (loss) 7.2$ 12.6$ 3.6$ 2.7$ 10.9$ (43%) (34%) Reported gross profit 64.3$ 67.9$ 53.5$ 54.4$ 62.1$ (5%) 4% Reported SG&A expenses (47.3)$ (42.7)$ (42.2)$ (43.5)$ (42.2)$ (11%) (12%) Acquisition and disposition-related (gain) loss - - - 0.1 (0.8) NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Adjusted SG&A expenses (47.3)$ (46.3)$ (42.2)$ (43.4)$ (43.0)$ (2%) (10%) Adjusted SG&A expenses as a percentage of gross profit 73.4% 68.2% 78.9% 79.8% 69.3% (520) bps (410) bps Income (loss) before taxes 7.2$ 16.2$ 3.6$ 2.6$ 11.7$ (55%) (38%) Non-floor plan interest 0.3 0.3 0.3 0.4 0.4 NM NM Depreciation and amortization 6.4 5.7 4.9 5.1 5.1 NM NM Loss (gain) on exit of leased dealerships - (3.6) - - - NM NM Acquisition and disposition-related (gain) loss - - - 0.1 (0.8) NM NM Adjusted EBITDA 13.9$ 18.6$ 8.8$ 8.2$ 16.4$ (25%) (15%) Adjusted EBITDA - Closed Stores 0.1$ 0.8$ 0.4$ 0.1$ 0.4$ NM NM Adjusted EBITDA - EchoPark Operations (with Holding Company) 13.8 17.8 8.4 8.1 16.0 (22%) (14%) Adjusted EBITDA - Total EchoPark Segment 13.9$ 18.6$ 8.8$ 8.2$ 16.4$ (25%) (15%)

NYSE SAH GAAP Income Statement – Annual Trend – Powersports Segment 29 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. FY 2025 Better / (Worse) % Change (In millions, except unit and per unit data) FY 2025 FY 2024 FY 2023 FY 2022 Year-Over-Year Revenues: Retail new vehicles 105.5$ 82.0$ 88.6$ 31.8$ 29% Used vehicles 37.9 22.3 19.5 7.1 70% Wholesale vehicles 2.4 2.3 2.6 0.3 NM Total vehicles 145.8 106.6 110.7 39.2 37% Parts, service and collision repair 48.9 43.6 45.3 11.7 12% Finance, insurance and other, net ("F&I") 8.2 7.1 7.2 2.6 17% Total revenues 202.9 157.3 163.2 53.5 29% Gross profit: Retail new vehicles 15.7 11.5 16.6 6.3 36% Used vehicles 6.8 5.3 5.4 2.0 28% Wholesale vehicles (0.1) (0.3) (0.2) 0.1 NM Total vehicles 22.4 16.5 21.8 8.4 34% Parts, service and collision repair 23.2 20.1 21.3 5.8 16% Finance, insurance and other, net 8.2 7.1 7.2 2.6 17% Total gross profit 53.8 43.7 50.3 16.8 23% SG&A expenses (41.8) (35.9) (38.9) (12.3) (17%) Impairment charges (7.6) - - - NM Depreciation and amortization (5.3) (4.2) (3.4) (1.0) (22%) Operating income (loss) (0.9) 3.6 8.0 3.5 (125%) Interest expense, floor plan (1.6) (2.1) (0.6) - 23% Interest expense, other, net (2.8) (2.6) (1.7) (1.0) (8%) Other income (expense), net - - - 0.2 NM Income (loss) before taxes (5.3)$ (1.1)$ 5.7$ 2.7$ (403%) Unit sales volume: Retail new vehicles 5,143 4,244 4,842 1,592 21% Used vehicles 3,442 2,228 2,261 590 54% Wholesale vehicles 278 146 216 35 90% Gross profit per unit ("GPU"): Retail new vehicles 3,050$ 2,713$ 3,435$ 3,973$ 12% Used vehicles 1,980$ 2,397$ 2,394$ 3,349$ (17%) F&I 959$ 1,092$ 1,017$ 1,205$ (12%)

NYSE SAH Non-GAAP Reconciliation – Annual Trend – Powersports Segment 30 Note: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2025 FY 2024 FY 2023 FY 2022 Reported income (loss) before taxes (5.3)$ (1.1)$ 5.7$ 2.7$ Impairment charges 7.6 - - - Segment income (loss) 2.3$ (1.1)$ 5.7$ 2.7$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted segment income (loss) 3.4$ (0.6)$ 5.7$ 2.7$ Reported SG&A expenses (41.8)$ (35.9)$ (38.9)$ (12.3)$ Acquisition and disposition-related (gain) loss 1.1 - - - Long-term compensation charges - 0.5 - - Adjusted SG&A expenses (40.7)$ (35.4)$ (38.9)$ (12.3)$ Adjusted SG&A expenses as a percentage of gross profit 75.8% 80.9% 77.2% 73.4% Income (loss) before taxes (5.3) (1.1) 5.7 2.7 Non-floor plan interest 2.8 2.6 1.7 1.0 Depreciation and amortization 5.3 4.3 3.4 0.9 Impairment charges 7.6 - - - Severance and long-term compensation charges - 0.5 - - Acquisition and disposition-related (gain) loss 1.1 - - - Adjusted EBITDA 11.5$ 6.3$ 10.8$ 4.6$

NYSE SAH GAAP Income Statement – Quarterly Trend – Powersports Segment 31 NM = Not MeaningfulNote: Gross profit per unit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions, except unit and per unit data) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Revenues: Retail new vehicles 37.9$ 22.3$ 20.4$ 38.8$ 26.9$ 70% 41% Used vehicles 16.4 9.2 6.6 17.2 8.3 78% 98% Wholesale vehicles 1.0 0.2 0.4 1.0 0.3 NM NM Total vehicles 55.3 31.7 27.4 57.0 35.5 74% 56% Parts, service and collision repair 14.7 7.4 7.5 23.8 10.6 100% 39% Finance, insurance and other, net ("F&I") 3.5 1.8 1.5 3.3 2.0 97% 75% Total revenues 73.5 40.9 36.4 84.1 48.1 80% 53% Gross profit: Retail new vehicles 5.5 3.2 3.0 6.1 3.9 69% 41% Used vehicles 3.2 1.6 1.2 2.9 1.6 98% 100% Wholesale vehicles (0.1) - - (0.1) - NM NM Total vehicles 8.6 4.8 4.2 8.9 5.5 80% 56% Parts, service and collision repair 7.6 3.5 3.7 11.1 5.0 114% 52% Finance, insurance and other, net 3.5 1.8 1.5 3.3 2.0 97% 75% Total gross profit 19.7 10.1 9.4 23.3 12.5 95% 58% SG&A expenses (14.5) (9.9) (9.0) (13.0) (10.2) (47%) (42%) Impairment charges - - - - (6.5) NM NM Depreciation and amortization (1.7) (1.2) (1.4) (1.3) (1.2) (40%) (42%) Operating income (loss) 3.5 (1.0) (1.0) 9.0 (5.4) 456% 165% Interest expense, floor plan (0.3) (0.4) (0.3) (0.4) (0.4) 13% 25% Interest expense, other, net (0.8) (0.7) (0.7) (0.7) (0.7) (12%) (14%) Other income (expense), net (0.1) 0.1 - (0.1) - NM NM Income (loss) before taxes 2.3$ (2.0)$ (2.0)$ 7.8$ (6.5)$ 213% 135% Unit sales volume: Retail new vehicles 1,775 1,124 1,085 1,671 1,394 58% 27% Used vehicles 1,317 832 640 1,407 817 58% 61% Wholesale vehicles 70 49 76 84 58 NM NM Gross profit per unit ("GPU"): Retail new vehicles 3,107$ 2,891$ 2,742$ 3,655$ 2,828$ 7% 10% Used vehicles 2,402$ 1,938$ 1,927$ 2,048$ 2,014$ 24% 19% F&I 1,125$ 907$ 874$ 1,066$ 889$ 24% 27%

NYSE SAH Non-GAAP Reconciliation – Quarterly Trend – Powersports Segment 32 NM = Not MeaningfulNote: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. Q2 2026 Better / (Worse) % Change (In millions) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Sequential Year-Over-Year Reported income (loss) before taxes 2.3$ (2.0)$ (2.0)$ 7.8$ (6.5)$ 213% 135% Impairment charges - - - - 6.5 NM NM Segment income (loss) 2.3$ (2.0)$ (2.0)$ 7.8$ -$ 213% 100% Acquisition and disposition-related (gain) loss - - - 0.2 - NM NM Adjusted segment income (loss) 2.3$ (2.0)$ (2.0)$ 8.0$ -$ 213% 100% Reported gross profit 19.7$ 10.1$ 9.4$ 23.3$ 12.5$ 95% 58% Reported SG&A expenses (14.5)$ (9.9)$ (9.0)$ (13.0)$ (10.2)$ (47%) (42%) Acquisition and disposition-related (gain) loss - - - 0.2 - NM NM Adjusted SG&A expenses (14.5)$ (9.9)$ (9.0)$ (12.8)$ (10.2)$ (47%) (42%) Adjusted SG&A expenses as a percentage of gross profit 73.5% 97.7% 96.2% 55.1% 81.1% 2,420 bps 760 bps Income (loss) before taxes 2.3$ (2.0)$ (2.0)$ 7.8$ (6.5)$ 213% 135% Non-floor plan interest 0.8 0.7 0.7 0.7 0.7 NM NM Depreciation and amortization 1.8 1.2 1.4 1.4 1.3 NM NM Impairment charges - - - - 6.5 NM NM Acquisition and disposition-related (gain) loss - - - 0.2 - NM NM Adjusted EBITDA 4.9$ (0.1)$ 0.1$ 10.1$ 2.0$ NM 145%

NYSE SAH Non-GAAP Reconciliation – SG&A Expenses as % of Gross Profit Franchised Dealerships Segment 33 NM = Not MeaningfulNote: SG&A expenses as a percentage of gross profit metrics are calculated based on actual unrounded amounts. (In millions) FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Q2 2025 Q2 2026 Reported: Compensation 719.6$ 858.0$ 856.6$ 892.4$ 956.9$ 232.3$ 239.7$ Advertising 26.1 36.9 40.5 55.1 69.9 16.7 19.7 Rent 46.6 42.4 40.3 39.2 44.3 9.4 12.0 Other 284.6 335.7 377.2 388.7 392.5 101.8 111.5 Total SG&A expenses 1,076.9$ 1,273.0$ 1,314.6$ 1,375.4$ 1,463.6$ 360.2$ 382.9$ Adjustments: Acquisition and disposition-related gain (loss) (1.2)$ 9.1$ 20.9$ 3.5$ (5.5)$ (2.4)$ -$ Severance and long-term compensation charges - (4.4) - (2.2) - - - Storm damage charges - - (1.9) (8.3) (5.0) (4.1) (1.2) Excess compensation related to CDK outage - - - (11.0) - - - Cyber insurance proceeds - - - 10.0 40.0 10.0 - Legal settlements - - - - (0.7) - - Total SG&A adjustments (1.2) 4.7 19.0 (8.0) 28.8 3.5 (1.2) Adjusted: Adjusted SG&A expenses 1,075.7$ 1,277.7$ 1,333.6$ 1,367.4$ 1,492.4$ 363.7$ 381.7$ Reported: Compensation 40.8% 40.4% 42.1% 46.0% 45.7% 44.0% 45.0% Advertising 1.5% 1.7% 2.0% 2.8% 3.3% 3.2% 3.7% Rent 2.6% 2.0% 2.0% 2.0% 2.1% 1.8% 2.3% Other 16.1% 15.8% 18.5% 20.1% 18.8% 19.3% 20.9% Total SG&A expenses as % of gross profit 61.0% 59.9% 64.6% 70.9% 69.9% 68.3% 71.9% Adjustments: Acquisition and disposition-related gain (loss) (0.1%) 0.4% 1.1% 0.2% (0.3%) (0.5%) 0.0% Severance and long-term compensation charges 0.0% (0.2%) 0.0% (0.1%) 0.0% 0.0% 0.0% Storm damage charges 0.0% 0.0% (0.1%) (0.5%) (0.2%) (0.8%) (0.2%) Excess compensation related to CDK outage 0.0% 0.0% 0.0% (0.7%) 0.0% 0.0% 0.0% Cyber insurance proceeds 0.0% 0.0% 0.0% 0.6% 1.8% 1.9% 0.0% Legal settlements 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total effect of adjustments (0.1%) 0.2% 1.0% (0.5%) 1.3% 0.6% (0.2%) Adjusted: Compensation 40.8% 40.2% 42.1% 45.2% 45.7% 44.0% 45.0% Advertising 1.5% 1.7% 2.0% 2.8% 3.3% 3.2% 3.7% Rent 2.6% 2.0% 2.0% 2.0% 2.1% 1.8% 2.3% Other 16.0% 16.2% 19.5% 20.4% 20.1% 19.9% 20.7% Total adjusted SG&A expenses as % of gross profit 60.9% 60.1% 65.6% 70.4% 71.2% 68.9% 71.7% Reported: Total gross profit 1,765.6$ 2,125.1$ 2,033.6$ 1,941.2$ 2,095.2$ 527.6$ 532.1$ Excess compensation related to CDK outage - - - 2.0 - - - Adjusted gross profit 1,765.6$ 2,125.1$ 2,033.6$ 1,943.2$ 2,095.2$ 527.6$ 532.1$

Investor Relations Contact: Danny Wieland, Vice President, Investor Relations & Financial Reporting Sonic Automotive Inc. (NYSE: SAH) Email: ir@sonicautomotive.com Investor Relations Website: ir.sonicautomotive.com